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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 20, 2004


                              THE OHIO ART COMPANY
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             (Exact name of registrant as specified in its charter)


OHIO                                 0-4479                  34-4319140
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(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)


P.O.BOX 111, BRYAN, OH                                              43506
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(Address of principal executive offices)                            (Zip Code)




Registrant's telephone number, including area code  (419) 636-3141
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ITEM 5.  OTHER EVENTS

         The Oho Art Company (the "Company") is filing this report on Form 8-K to report that the Company intends to delist its common stock from the American Stock Exchange and to deregister its common stock and terminate its reporting obligations under the Securities Exchange Act of 1934. A copy of the press release relating to this announcement is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.  EXHIBITS

         99.1 Press release dated February 20, 2004, regarding delisting from the American Stock Exchange.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE OHIO ART COMPANY


                                              By: /s/ Jerry L. Kneipp
                                                 -------------------------------
                                                 Name:  Jerry L. Kneipp
Date:  February 20, 2004                         Title:  Chief Financial Officer